Domestic Load Factor Change

2001 vs. 2000



Load Factor Change (pts.)
5
0
(5)
(10)
(15)
(20)
(25)
9/11 - 9/16
9/17 - 9/23
9/24 - 9/30
10/1 - 10/7
10/8 - 10/14
10/15 - 10/21
10/22 - 10/28

Note: Data reflects Jet statistics; October data is preliminary

International Load Factor Change

2001 vs. 2000



0
(5)
(10)
(15)
(20)
(25)
(30)
Load Factor Change (pts.)
9/11 - 9/16
9/17 - 9/23
9/24 - 9/30
10/1 - 10/7
10/8 - 10/14
10/15 - 10/21
10/22 - 10/28

Note: Data reflects Jet statistics; October data is preliminary

Revenue Per ASM Change

2001 vs. 2000


0%
(5%)
(10%)
(15%)
(20%)
(25%)
(30%)
(35%)
(40%)
(45%)
RASM % Change
Year Over Year
9/11 - 9/16
9/17 - 9/23
9/24 - 9/30
10/1 - 10/7
10/8 - 10/14
10/15 - 10/21
10/22 - 10/28

Note: Data reflects System Jet statistics; October data is preliminary